Exhibit  23.4



                          INDEPENDENT AUDITOR'S CONSENT



     We consent to the use in this Amendment No. 2 to the Registration Statement on Form SB-2 of Community Bank of Georgia, Inc. of our report, dated February 28, 2003, except for Notes A1 and A4 which are dated April 2, 2003, appearing in this Amendment No. 2. We also consent to the reference to our Firm under the captions "Experts" in this Amendment No. 2.


                                        /s/  THIGPEN, JONES, SEATON & CO., P.C.



Dublin, Georgia
August 11, 2003


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